UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 14, 2006

                              Compuware Corporation
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 000-20900

              Michigan                                        38-2007430
   (State or other jurisdiction of                         (I.R.S. Employer
    incorporation or organization)                        Identification No.)

 One Campus Martius, Detroit, Michigan                        48226-5099
(Address of Principal Executive Offices)                      (Zip Code)


      (Registrant's telephone number, including area code): (313) 227-7300

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

      On April 13, 2006, Compuware Corporation ("Compuware") issued a press release announcing preliminary financial results for its fourth quarter ended March 31, 2006 and certain other information. A copy of the press release is furnished with the Report as Exhibit 99.1.

      A transcript of the conference call held on April 13, 2006 is furnished with the Report as Exhibit 99.2.

Forward-Looking Statements

      Certain statements in this Current Report on Form 8-K, including but not limited to statements set forth in the attached press release and transcript, may constitute forward-looking statements. These forward looking statements involve a number of known and unknown risks, uncertainties and other factors that may cause such forward-looking statements not to be realized and that could cause actual results to differ materially from Compuware's expectations in these statements. For more information about other risks that could affect the forward-looking statements herein, please see Compuware's most recent quarterly report on Form 10-Q, annual report on Form 10-K and other filings made with the Securities and Exchange Commission. Compuware expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits.

            99.1  Press Release, dated April 13, 2006.

            99.2  Transcript of conference call held on April 13, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         COMPUWARE CORPORATION

Date: April 14, 2006                                 By: /s/ Laura L. Fournier
                                                         -----------------------
                                                         Laura L. Fournier
                                                         Senior Vice President
                                                         Chief Financial Officer


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                                INDEX OF EXHIBITS

Exhibit No.                  Description
-----------  -----------------------------------------------------
  99.1       Press Release, dated April 13, 2006.

  99.2       Transcript of conference call held on April 13, 2006.